Exhibit 99.1

Sprinklr Announces Anthony Coletta as Chief Financial Officer

NEW YORK, NY — October 7, 2025 – Sprinklr (NYSE: CXM), the unified customer experience management (Unified-CXM) platform for modern enterprises, today announced that Anthony Coletta will join Sprinklr as Chief Financial Officer, effective immediately, reporting to Sprinklr President and CEO, Rory Read. In this role, Coletta will oversee all financial operations, including financial planning and analysis, accounting, investor relations, and strategic growth initiatives.

“We are thrilled to welcome Anthony to the Sprinklr team,” said Rory Read, President and CEO of Sprinklr. “His proven track record in scaling fast-paced businesses, driving financial performance and strategic growth makes him an ideal leader to guide our financial operations as we continue our transformation journey. His expertise will be instrumental as we continue to evolve and harden our business and deliver value to our customers and stakeholders.”

Coletta is a seasoned leader, with more than 20 years of experience in a wide range of financial leadership roles. Most recently, he served as Chief Investor Relations Officer at SAP SE (“SAP”), where he orchestrated financial markets communications for the group and helped generate significant market value. Prior to this, he served as Chief Financial Officer for SAP North America, where he was responsible for steering the $10 billion business, fostering operational excellence and strengthening the financial health of the region. Coletta also served in several other leadership roles, including Chief Financial Officer for SAP Latin American & Caribbean, where he supported the region’s steady business performance and increasing market share, Chief Financial Officer of Market Units, and Chief Controlling Officer of Global Sales, Global Customer Operations. Prior to his SAP career, Coletta held various finance and strategy positions at Siemens and ThyssenKrupp. Coletta has extensive international professional experience, including in Europe, Latin America and the U.S.

“Sprinklr has established itself as a true innovator in unified CX management, and I am honored to join the leadership team at this transformative time,” said Anthony Coletta. “The company has built an impressive foundation, and I look forward to working alongside this team to strengthen our financial position and drive operational excellence. I’m energized by the company’s vision and confident in our ability to drive meaningful momentum.”

Coletta holds a master’s degree in Economics and Applied Languages from Paris I Sorbonne University.

About Sprinklr

Sprinklr is the definitive, AI-native platform for Unified Customer Experience Management (Unified-CXM), empowering brands to deliver extraordinary experiences at scale — across every customer touchpoint.

By combining human intelligence with the enhancements and insights of artificial intelligence, Sprinklr helps brands earn trust and loyalty through personalized, seamless, and efficient customer interactions. Sprinklr’s unified platform provides powerful solutions for every customer-facing team — spanning social media management, marketing, advertising, customer feedback, and omnichannel contact center management — enabling enterprises to unify data, break down silos, and act on real-time insights.

Today, 1,900+ enterprises — including Microsoft, P&G, Samsung, and 60% of the Fortune 100 — rely on Sprinklr to help them deliver consistent, trusted customer experiences worldwide.

Forward Looking Statements

This press release contains forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the potential benefits of Anthony Coletta joining Sprinklr as its Chief Financial Officer. By their nature, forward-looking information and statements are subject to risks, uncertainties, and contingencies, including (i) the risk that the potential benefits of Mr. Coletta’s joining Sprinklr are not realized and (ii) risks, uncertainties and contingencies that may apply to Sprinklr’s business. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are discussed in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2025, under the caption “Risk Factors,” and in other filings that we make from time to time with the SEC. Sprinklr does not undertake to update any forward-looking statements or information, including those contained in this press release.

Press Contact

Austin DeArman

pr@sprinklr.com